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                                                                   EXHIBIT 10.32


                      FIRST AMENDMENT TO AGREEMENT BETWEEN
                           EXACT SCIENCES CORPORATION
                                       AND
                   LABORATORY CORPORATION OF AMERICA HOLDINGS

     This First Amendment (this "Amendment") is made and effective as of January 19, 2004, by and between LABORATORY CORPORATION OF AMERICA HOLDINGS ("LABCORP") and EXACT SCIENCES CORPORATION ("EXACT").

WHEREAS, LabCorp and EXACT entered into an Agreement dated June 26, 2002 (the "Agreement"); and

WHEREAS, the parties desire to amend certain provisions of the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties agree to the following amendments to the Agreement, to be effective as of the date of execution of this Amendment:

     1. Section 1.8 of the Agreement shall be deleted in its entirety and replaced with the following:

          1.8 "Exclusive Period" shall mean the period beginning on August 13, 2003, and ending on August 13, 2008, unless sooner terminated in accordance with Section 8.1, 11.2, or 11.6.

     2.   Milestones 1, 2 and 3 (and the associated Milestone License Fees) on
          Schedule 4 of the Agreement and Sections 1.4, 1.6 and 3.5 of the Agreement shall be deemed eliminated for all purposes, except that Milestone 1 shall continue to apply solely for purposes of Section 6.2.2.b.

     3. Section 6.1.4 of the Agreement shall be deemed eliminated and replaced with the following:

          6.1.4 Performance-Based License Fees. If (and only if) the First Trigger Date occurs on or before /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/, then LABCORP shall pay EXACT a non-refundable license fee of /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ to be paid within 30 days of the First Trigger Date. If (and only if) the Second Trigger Date occurs on or before /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/, then LABCORP shall pay EXACT a non-refundable license fee of /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ within 30 days of the Second Trigger Date.


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     4.   EXACT hereby agrees to purchase LabCorp's /*/[CONFIDENTIAL TREATMENT
          REQUESTED]/*/ as of the date of this Amendment at /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ for such /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/, in amount not to exceed /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/. All such /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ is sold "AS IS" and LabCorp disclaims any and all warranties and representations with regard to such /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/. NO EXPRESS AND NO IMPLIED WARRANTIES OF ANY TYPE, WHETHER OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR OTHERWISE, SHALL APPLY TO THE /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/.

     5. EXACT hereby agrees that LabCorp has no obligations or other liabilities to EXACT for /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ for all /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ and EXACT agrees that any /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ are hereby deemed canceled and LabCorp shall assume no responsibility for such items.

     6. Each party agrees to meet, either in person or by telephone, no less frequently than semi-monthly to the extent reasonable under the circumstances, to evaluate /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ relating to the commercialization of PreGen-Plus ("Sales/Marketing Steering Committee".) The Sales/Marketing Steering Committee shall meet on at least a quarterly basis to review progress of the commercialization of PreGen-Plus.

     7. LabCorp agrees that it will notify EXACT, at least once every two months, of the Assay's current configuration and composition as of the date of each notification. More frequent notifications will be made to EXACT upon material changes to the Assay by LabCorp from time to time. The parties agree to use reasonable efforts to collaborate and develop an Assay notification process (the "Notification Process") within sixty (60) days after the effective date of this Amendment that (i) defines the specific areas of Assay configuration and composition for which notification to EXACT will be provided, and (ii) outlines the process by which the parties will regularly communicate on issues of Assay evolution and development.

     8. LabCorp and EXACT hereby agree that any /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ paid by LabCorp to /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ related to LabCorp's /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ from a third party for use in performing the Assay (the "/*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ Fees") will be considered a "third party royalty" under Section 6.2.2.c of the Agreement and such cost will be deducted from the Assay payments due EXACT under Article 6 of the Agreement; provided, however, that (i) if LabCorp does not use its best efforts to /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ for such license, then with respect to the /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ Fees, only up to /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ of LABCORP, its Affiliates and


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          sublicensees /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ from performance of Assays may be deducted from the Assay payments due EXACT under
          Article 6 of the Agreement; and (ii) the /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ Fees shall not be deducted from the Assay payments to EXACT to the extent:

                    LabCorp enters into a relationship with /*/[CONFIDENTIAL
               TREATMENT REQUESTED]/*/ that makes the above-referenced license duplicative or unnecessary for LabCorp and has the net effect of eliminating or reducing the /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ payable by LabCorp of the /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ Fees. For the avoidance of confusion, for every /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ net reduction of /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ payable by LabCorp relating to the /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ Fees, the amount that qualifies as a "third party royalty" under
               Section 6.2.2.c. which LabCorp may deduct from the Assay payments due to EXACT will be decreased by /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/

     9. For the purposes of this Amendment, the "/*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ Agreement" shall mean that /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ dated /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/, whereby "/*/[CONFIDENTIAL TREATMENT REQUESTED]/*/. For the purposes of this Amendment, /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ shall have the same meaning as in the /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ Agreement. For the purposes of this Amendment, the "/*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ Effective Royalty Rate" shall mean /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ actually paid by LabCorp to /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ during the Preliminary Measuring Period or Full Measuring Period, as applicable, pursuant to the /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ Agreement divided by the /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ during the same period. For purposes of this Amendment, the "Preliminary Measuring Period" shall mean the period from /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ through /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/. For purposes of this Amendment, the "Full Measuring Period" shall mean the period from /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ through /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/. For the purposes of this Amendment, the "Excess" shall mean the /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ Effective Royalty Rate minus /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/

          In the event that, following the Preliminary Measuring Period, the /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ Effective Royalty Rate is /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ then LabCorp may request that /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ to LabCorp an amount equal to the Excess times /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/, and if so requested, EXACT agrees to pay LabCorp such amount within thirty (30) days (the "Preliminary Payment


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          Amount"). In the event that, following the Preliminary Measuring
          Period, the /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ Effective Royalty Rate is /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ then the "Preliminary Payment Amount" shall be /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/

          In the event that, following the Full Measuring Period, the /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ Effective Royalty Rate is /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ then the "Full Payment Amount" shall be an amount equal to the Excess times the /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/. In the event that, following the Full Measuring Period, the /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ Effective Royalty Rate is /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ then the "Full Payment Amount shall be /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/

          In the event that following the Full Measuring Period, the Full Payment Amount is /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ the Preliminary Payment Amount, then LabCorp will notify EXACT and EXACT will pay LabCorp the amount equal to /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ within 30 days after such notice.

          In the event that following the Full Measuring Period, the Preliminary Payment Amount is /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ the Full Payment Amount, then LabCorp will notify EXACT and LabCorp will pay EXACT the amount equal to /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ within 30 days after such notice.

          Notwithstanding the foregoing, in the event that LabCorp enters into a relationship with /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/, at any time during the Measuring Period, that provides LabCorp with /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ Rights") that effectively render the /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ (with respect to LabCorp's performing of the Assay), then /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ shall be due from EXACT to LabCorp relating to the Excess described above.

     10. The parties recognize and agree that /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ all amounts paid to EXACT to date from LabCorp have been effectively earned.

     11. The parties agree that /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ and /*/[CONFIDENTIAL TREATMENT REQUESTED]/*/ on Schedule 4 of the Agreement will remain unmodified by this Amendment and will continue in full force and effect, as written.

     12. Except as expressly modified herein, the Agreement and all of its terms and conditions shall continue in full force and effect.


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IN WITNESS WHEREOF, the duly authorized representatives of the parties have executed this Amendment as of the date first above written.


LABORATORY CORPORATION OF AMERICA HOLDINGS  EXACT SCIENCES CORPORATION

By: /s/ Bradford Smith                     By: /s/ Don Hardison

Printed Name: Bradford Smith               Printed Name: Don Hardison

Title: Executive Vice President            Title: President, CEO










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